UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(5)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHECKPOINT THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CHECKPOINT THERAPEUTICS, INC.

2 Gansevoort Street, 9th Floor

New York, NY 10014

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 4, 2020

On May 22, 2020, Checkpoint Therapeutics, Inc. (the “Company”) issued a press release, a copy of which is attached hereto, related to a change to the format of the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) to be held on Thursday, June 4, 2020. As described below, due to continued public health concerns resulting from the coronavirus (“COVID-19”) outbreak, and government-recommended and required limits on public gatherings and to protect the health and safety of the Company’s stockholders, directors and employees, the 2020 Annual Meeting will now be held in a virtual-only meeting format.

The Notice of Change to a Virtual Meeting Format, a copy of which is also attached hereto, supplements the 2020 Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) of the Company filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2020 and subsequently mailed or made available to the Company’s stockholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2020 Annual Meeting. The Company’s Proxy Statement and 2019 Annual Report are available on the Company’s website at www.checkpointtx.com.

These supplemental proxy materials are being filed with the SEC and are being made available to stockholders on or about May 22, 2020. Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

Checkpoint Therapeutics to Host Virtual Annual Meeting of Stockholders

New York, NY – May 22, 2020 – Checkpoint Therapeutics, Inc. (“Checkpoint”) (NASDAQ: CKPT), a clinical-stage immunotherapy and targeted oncology company, today announced that it will host the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) virtually due to public health concerns resulting from the coronavirus (“COVID-19”) outbreak, and government-recommended and required limits on public gatherings. Holding the meeting online will also protect the health and safety of the Company’s stockholders, directors and employees.

The Annual Meeting of Stockholders will begin at 10:00 a.m. Eastern Time on Thursday, June 4, 2020, and will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person, however, stockholders of record as of the close of business on April 7, 2020 will be able to vote and view the list of stockholders during the meeting through the online platform.

Investors can access the webcast /conference call and participate in the following ways:

•	Visit http://www.virtualshareholdermeeting.com/CKPT2020 and enter the 16-digit control number included on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials.

•	Log into the meeting platform beginning at 9:45 a.m. Eastern Time on June 4, 2020.

•	Vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. If you have already voted, no additional action is required.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose germane to the Annual Meeting for ten days prior to the Annual Meeting. You may email Checkpoint at ir@checkpointtx.com to coordinate arrangements to view the stockholder list. The stockholder list will also be available during the Annual Meeting at http://www.virtualshareholdermeeting.com/CKPT2020.

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, a phone number for technical support will be provided on the meeting page at http://www.virtualshareholdermeeting.com/CKPT2020. Technical support will be available beginning at 9:45 a.m. Eastern Time on June 4, 2020 and will remain available until the meeting has ended.

Whether or not stockholders plan to attend the virtual Annual Meeting, Checkpoint urges stockholders to select one of the methods described in the proxy materials to vote and submit their proxies in advance of the meeting.

About Checkpoint Therapeutics

Checkpoint Therapeutics, Inc. (“Checkpoint”) is a clinical-stage immunotherapy and targeted oncology company focused on the acquisition, development and commercialization of novel treatments for patients with solid tumor cancers. Checkpoint is evaluating its lead antibody product candidate, cosibelimab, a potentially differentiated anti-PD-L1 antibody licensed from the Dana-Farber Cancer Institute, in an ongoing Phase 1 clinical trial in checkpoint therapy-naïve patients with selected recurrent or metastatic cancers, including a registration-enabling cohort in cutaneous squamous cell carcinoma intended to support an initial Biologics License Application submission. In addition, Checkpoint is evaluating its lead small-molecule, targeted anti-cancer agent, CK-101, a third-generation EGFR inhibitor, in a Phase 1 clinical trial for the treatment of patients with EGFR mutation-positive non-small cell lung cancer. Checkpoint is headquartered in New York City and was founded by Fortress Biotech, Inc. (NASDAQ: FBIO). For more information, visit www.checkpointtx.com.

Company Contacts:

Jaclyn Jaffe and William Begien

Checkpoint Therapeutics, Inc.

(781) 652-4500

ir@checkpointtx.com

Investor Relations Contact:

Ashley R. Robinson

Managing Director, LifeSci Advisors, LLC

(617) 430-7577

arr@lifesciadvisors.com

Media Relations Contact:

Tony Plohoros

6 Degrees

(908) 591-2839

tplohoros@6degreespr.com

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

Thursday, June 4, 2020 at 10:00 a.m. Eastern Time

Virtual Meeting - No Physical Meeting Location

To the Stockholders of Checkpoint Therapeutics, Inc.:

In light of the coronavirus outbreak (“COVID-19”), public health concerns, and government-recommended and required limits on public gatherings, and to prioritize the health and well-being of our stockholders, directors, employees and other meeting participants, NOTICE IS HEREBY GIVEN that the location of our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed and will be conducted in virtual format only.

The meeting will be held at 10:00 a.m. Eastern Time on June 4, 2020. As described in the proxy materials for the Annual Meeting previously distributed, stockholders of record as of the close of business on April 7, 2020 will be able to vote during the meeting by remote participation.

To participate in the Annual Meeting, visit http://www.virtualshareholdermeeting.com/CKPT2020 and enter the 16-digit control number included on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. You may log into the meeting platform beginning at 9:45 a.m. Eastern Time on June 4, 2020. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, no additional action is required.

You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose germane to the Annual Meeting for ten days prior to the Annual Meeting. You may email Checkpoint Therapeutics, Inc. at ir@checkpointtx.com to coordinate arrangements to view the stockholder list. The stockholder list will also be available during the Annual Meeting at http://www.virtualshareholdermeeting.com/CKPT2020.

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, a phone number for technical support will be provided on the meeting page at http://www.virtualshareholdermeeting.com/CKPT2020. Technical support will be available beginning at 9:45 a.m. Eastern Time on June 4, 2020 and will remain available until the meeting has ended.

We thank you for your interest in our company and look forward to your participation at our virtual Annual Meeting.

By Order of the Board of Directors,

Garrett Gray
Corporate Secretary

May 22, 2020
New York, New York